UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

NUCOR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4119	13-1860817
(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road, Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 366-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Corporation held its annual meeting of stockholders on May 9, 2013.

(b) At the meeting, stockholders elected all ten of the directors nominated by the Board to serve for a term of one year and until their successors are duly elected and qualified. Each director received a greater number of votes cast “for” his or her election than votes “withheld” from his or her election as reflected below. The stockholders also ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2013. The stockholders approved the senior officers annual and long-term incentive plans. The stockholders did not approve the amendment of Nucor’s Restated Certificate of Incorporation, the amendment of Nucor’s Bylaws, or either of the stockholder proposals presented at the meeting. For more information on the proposals, see the Corporation’s proxy statement dated March 27, 2013. The final voting results for each of the proposals presented at the meeting are set forth below.

1.	Election of directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Peter C. Browning	215,742,252	20,751,829	37,163,670
Clayton C. Daley, Jr.	229,161,199	7,332,877	37,163,675
Daniel R. DiMicco	233,320,503	3,173,573	37,163,675
John J. Ferriola	234,047,384	2,446,691	37,163,675
Harvey B. Gantt	229,223,150	7,270,921	37,163,680
Victoria F. Haynes, Ph.D	229,289,459	7,204,617	37,163,675
Bernard L. Kasriel	230,236,242	6,257,834	37,163,675
Christopher J. Kearney	227,591,432	8,902,644	37,163,675
Raymond J. Milchovich	230,343,316	6,150,759	37,163,675
John H. Walker	230,291,368	6,202,708	37,163,675

2.	Ratification of PricewaterhouseCoopers LLP:

Votes For	Votes Against	Abstentions
270,393,290	2,771,658	492,803

3.	Approval of the senior officers annual and long-term incentive plans:

Votes For	Votes Against	Abstentions	Broker Non-Votes
229,914,309	5,804,011	775,230	37,164,201

4.	Approval of the amendment of Nucor’s Restated Certificate of Incorporation to reduce the supermajority voting thresholds:

Votes For	Votes Against	Abstentions	Broker Non-Votes
201,260,903	34,672,254	560,007	37,164,586

5.	Approval of the amendment of Nucor’s Bylaws to reduce the supermajority voting thresholds:

Votes For	Votes Against	Abstentions	Broker Non-Votes
201,071,443	34,830,911	591,206	37,164,191

6.	Stockholder proposal regarding director election majority vote standard:

Votes For	Votes Against	Abstentions	Broker Non-Votes
95,404,002	140,054,854	1,034,696	37,164,200

7.	Stockholder proposal regarding report on lobbying activities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,395,978	149,857,157	23,240,926	37,163,690

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: May 14, 2013	By:	/s/ James D. Frias
James D. Frias
Chief Financial Officer, Treasurer and Executive Vice President

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